PROSPECTUS SUPPLEMENT -- Dec. 20, 2004*

AXP(R) Variable Portfolio - Core Equity Fund (July 1, 2004) S-6347-99 A

The following replaces the portfolio manager information in the "Investment Manager" section:

The Fund is managed by a team of investment professionals led by:

Robert Ewing, CFA, Portfolio Manager

o  Managed the Fund since 2004.

o  Joined AEFC in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

o  Began investment career in 1988.

o  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

o  Managed the Fund since 2004.

o  Joined AEFC in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

o  Began investment career in 1993.

o  MBA, Wharton School at University of Pennsylvania.



S-6347-21 C (12/04)

* Valid until next prospectus update.
Destroy Feb. 25, 2005